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                                                                    EXHIBIT 10.2

                             LASER POWER CORPORATION
                        SECOND AMENDED AND RESTATED 1981
                                STOCK OPTION PLAN


      This Second Amended and Restated 1981 Stock Option Plan (the "Amended Plan") is intended to amend and restate the Amended and Restated Laser Power Corporation 1981 Incentive Stock Option Plan (the "Plan") as to options to purchase shares of the Common Stock of Laser Power Corporation which were authorized pursuant to Section 2 of the Plan, and have not been issued prior to the effective date of this Amended Plan. This Amended Plan shall govern options issued on or after the date hereof. Options issued prior to the effective date hereof shall be governed by the Plan as in existence prior to the effective date hereof.

      1. PURPOSE. This Amended Plan is intended to serve as an incentive to and to encourage stock ownership by certain officers and employees of LASER POWER CORPORATION, a Delaware corporation (the "Corporation"), so that they may acquire or increase their proprietary interest in the success of the Corporation, and to encourage them to remain in the employ of the Corporation. This Amended Plan is intended to comply with the provisions of Section 422A of the Internal Revenue Code of 1986, as amended ("Code"), with respect to the issuance of incentive stock options.



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      2. ADMINISTRATION. The Amended Plan shall be administered by a committee which shall consist of the Board of Directors of the Corporation (the "Committee"). The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee. The Committee as a whole may act on options granted to officers or employees who are also directors.

      The Committee shall be authorized to grant options under the Amended Plan to such officers and employees of the Corporation at such times and in such amounts as it may decide.

      The interpretation and construction by the Committee of any provisions of the Amended Plan or of any option granted under it shall be final. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Amended Plan or any option granted under it.

      3.    ELIGIBILITY.

            3.1 General. Employees eligible to receive options under the Amended Plan shall be selected by the Committee from among the officers, executives, management personnel and key creative personnel of the Corporation, including those who may be directors. The selection of recipients of options shall be




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within the sole and absolute discretion of the Committee. Directors who are not officers or employees of the Corporation or a Parent or Subsidiary thereof are not eligible to participate in the Amended Plan. The Committee shall have sole and absolute discretion to determine whether the granted option is to be an incentive stock option which satisfies the requirements of Section 422A of the Code or a non-statutory option not intended to meet such requirements.

            3.2 Termination of Eligibility of Incentive Stock Option Holders. If the optionee ceases to be employed by the Corporation or a Parent or Subsidiary thereof, for any reason other than his death, any incentive stock option granted hereunder to such optionee shall expire no later than one month (12 months in the case of an optionee whose eligibility has ceased because of his disability) from the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier. During such one-month period, the incentive stock option may be exercised in accordance with its terms, but only in respect of the number of such shares for which the right to exercise has accrued on the date of such termination of employment. The Committee shall decide whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.



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            3.3 Death of Holder of Incentive Stock Option and Transfer of
option. If the holder of an incentive stock option shall die while eligible to participate in the Amended Plan or within three months after the termination of his eligibility and shall not have fully exercised one or more incentive stock options, such options may, in the discretion of the Committee, be exercised (provided, however, (i) no option shall be exercisable after its expiration and (ii) an option may be exercised only to the extent that the optionee's right to exercise such option had accrued at the time of his death and had not previously been exercised) at any time up to 12 months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.

      No incentive stock option shall be transferable by the optionee otherwise than by will or the laws of intestate succession.

      4.    STOCK.

            4.1 Identification of Stock. The stock subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired $.125 par value Common Stock (the "Stock"). The aggregate number of shares subject to outstanding options under this Amended Plan shall not exceed 1,000,000 shares of Stock reduced by the aggregate number of shares subject to outstanding options under the Plan (subject to



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adjustment as provided in Section 5.6). If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Amended Plan.

            4.2 Limitation on Amount of Stock Subject to Incentive Stock options. The aggregate fair market value of the Stock with respect to which incentive stock options are exercisable for the first time by any individual during any calendar year (under all plans of the Corporation, or a parent or subsidiary thereof) shall not exceed $100,000. The fair market value of the Stock shall be determined, for this purpose, as of the time the incentive stock option with respect to such Stock is granted.

      5. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Amended Plan shall be authorized by the action of the Committee and may, at the Committee's discretion, be either incentive stock options or non-statutory options. Any option granted pursuant to the Amended Plan shall be evidenced by an agreement in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

            5.1 Number of Shares. Each option shall state the number of shares to which it pertains.

            5.2 Option Exercise Price. Each option shall state the option price.



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                        5.2.1 Incentive Stock Options Granted to More Than 10%

Shareholders. The option exercise price for options granted to persons who own more than 10% of the voting power or value of all classes of the Corporation's stock or of any parent or subsidiary corporation ("Control Person") shall be not less than 110% of the fair market value of the Stock subject to the option on the date of granting the option.

                  5.2.2 Incentive Stock Options Granted to others. The option exercise price for options granted to persons other than control persons shall be not less than 100% of the fair market value of the shares of Stock subject to the option on the date of granting the option.

                  5.2.3 Non-Statutory Options. The option price per share of Stock shall be fixed by the Committee. Each nonstatutory option granted under the plan will be exercisable on such date or dates and during such period as shall be provided for, in the sole discretion of the Committee, pursuant to the provisions of the option agreement evidencing such option. The Committee shall have complete authority, in its discretion, to determine the extent, if any, and the conditions under which an option may be exercised in the event of the death of the holder of a non-statutory option or in the event such a holder leaves the employ of the Corporation or has his employment terminated by the Corporation.



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                  No non-statutory option shall be transferrable by the optionee other than by will or the laws of intestate succession.

            5.3 Method of Exercise. An option shall be exercised by written notice to the Corporation stating the number of shares with respect to which the option is being exercised and designating a time for the delivery thereof, which time shall be at least fifteen (15) days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares of previously authorized but unissued shares or acquired or reacquired shares of Stock as the Corporation may elect. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any national or other securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this section shall be accompanied by appropriate proof of the right of such person to exercise the option.

            5.4 Medium and Time of Payment. The option price shall be payable in full upon the exercise of the option by certified or bank cashier's check, recourse promissory note,



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shares of Stock, or any equivalent form of payment acceptable to the
Corporation.

            5.5   Term of Incentive Stock Options.

                  5.5.1 Incentive Stock options to Control Persons. The term of an incentive stock option granted to Control Persons shall be determined by the Committee at the time of grant, but shall not exceed five years from the day of the grant. In no event shall any option be exercisable after the expiration of its term.

                  5.5.2 Incentive Stock Options to Others. The term of an incentive stock option granted to a person other than a Control Person shall be determined by the committee at the time of grant, but shall not exceed 10 years from the date of grant. In no event shall an option be exercisable after the expiration of its term.

            5.6 Adjustments Upon Changes In Capitalization. The number of shares of Stock covered by each outstanding option, and the price per share thereof in the case of each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Corporation or (in the case of Stock issued other than pursuant to a stock option granted to a director, officer or employee of the



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Corporation), for per share consideration less than the option price of such option. The adjustments shall be made in such manner as will prevent dilution or enlargement of the rights granted to or available for participants in this Amended Plan, except that any fraction of a share subject to an option resulting from such an adjustment shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

      Subject to any required action by the shareholders, if the Corporation shall be the surviving corporation in any merger or consolidation, each outstanding option shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the option would have been entitled. Upon a dissolution or liquidation of the Corporation or a merger or consolidation in which the corporation is not the surviving corporation, the Board of Directors of the Corporation may grant each optionee the right immediately prior to such dissolution or liquidation, or merger or consolidation in which the Corporation is not the surviving corporation, to exercise his option in whole or in part. If the Corporation should be consolidated with, or merge into, any other corporation, or if the Corporation should sell or transfer all or substantially all of its assets, or if any other similar event affecting shares of Stock of the Corporation should occur, and if the exercisability of the options is not accelerated by the Board of Directors and the acquiring corporation assumes the


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corporation's obligations under the options granted under this Amended Plan, then each optionee shall be entitled thereafter to purchase shares of stock and other securities and property in the kind and amount, and at the price, which the optionee would have been entitled had his option been exercised prior to such event. The Corporation shall make lawful provision therefor as a part of any such transaction.

      To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

      The grant of an option pursuant to the Amended Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

      Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section 5.6. the Corporation shall forthwith deliver notice of such action to optionee, which notice shall set forth the number of shares subject to this Option and the purchase price thereof resulting from such adjustment.

            5.7 Rights as a Shareholder. An optionee or a transferee of an option shall have no rights as a shareholder with respect to any shares underlying his option until the date



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of the issuance to him of a certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights of which the record date is prior to the date such stock certificate is issued, except as provided in
Section 5.6 hereof.

            5.8 Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Amended Plan, the Committee may modify, extend or renew outstanding options granted under the Amended Plan to an optionee, or accept the surrender of his outstanding options (to the extent not theretofore exercised) and authorize the granting to him of new options in substitution therefor (to the extent not theretofore exercised); however, no such modification, extension, renewal or substitution shall be effective without the written consent of such optionee.

            5.9 Other Provisions. The option agreements authorized under the Amended Plan shall contain such other provisions, including without limitation, restrictions upon the exercise of the option or disposition of the Stock acquired pursuant thereto, as the Committee shall deem advisable. Thus, for example, the Committee may require that all or any portion of an option granted pursuant hereto not be exercisable until a specified period of time has passed or some other event has occurred, or that the Corporation shall have the option to



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purchase Stock acquired upon exercise of an option hereunder upon the occurrence of some event.

      6. TERM OF AMENDED PLAN. Incentive Stock options may be granted pursuant to the Amended Plan from time to time until January 25, 2001, unless this Amended Plan is sooner terminated. Termination of the Amended Plan shall not affect any option theretofore granted.

      7. AMENDMENT OF THE AMENDED PLAN. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at that time not subject to options, suspend or discontinue the Amended Plan or revise or amend it in any respect whatsoever, subject to approval of the shareholders of the Corporation as may be required.

      8. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

      9. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the optionee to exercise such option.

      10. SECURITIES LAWS COMPLIANCE. Notwithstanding anything contained herein, the Corporation shall not be obligated to grant



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any option under this Amended Plan or to sell or issue any share pursuant to any option agreement executed pursuant to the Amended Plan unless such grant of option or sale of shares upon exercise of option is at such time effectively registered or exempt from registration under the Securities Act of 1933, as amended, and is qualified or exempt from qualification under the California Corporate Securities Law of 1968.

      As adopted by the Board of Directors on October 20, 1990.

                                    LASER POWER CORPORATION

                                       By: /s/
                                           -------------------------------------
                                           _______________, Chairman

                                       By: /s/
                                           -------------------------------------
                                           _______________, President


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